UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 14, 2025
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ENVISTA HOLDINGS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
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Delaware
(State or Other Jurisdiction of Incorporation)

001-39054	83-2206728
(Commission File Number)	(IRS Employer Identification No.)

200 S. Kraemer Blvd., Building E		92821
Brea,	California
(Address of Principal Executive Offices)		(Zip Code)
(714) 817-7000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	NVST	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective July 14, 2025, the Board of Directors (the “Board”) of Envista Holdings Corporation (the “Company”) elected J. Andrew Pierce to the Board for a term continuing until the 2026 Annual Meeting of Stockholders, when all directors will be subject to election by stockholders. With this appointment the Board increased the size of the Board from eight members to nine members.

Mr. Pierce has served as Group President, MedSurg & Neurotechnology, of Stryker Corporation (“Stryker”), a global medical technology company, since August 2019. Mr. Pierce joined Stryker in 1996, serving in various leadership roles including President of Stryker’s Endoscopy division, Vice President and General Manager of Stryker’s Surgical and Neuro Spine ENT business units, and Vice President and General Manager of Stryker’s Craniomaxillofacial business.

Mr. Pierce has been appointed as a member of the Audit Committee of the Board. In connection with such appointment, the Board determined that Mr. Pierce is independent within the meaning of the listing standards of the New York Stock Exchange and also meets the standards of director independence for audit committee members set forth in Rule 10A-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

Upon Mr. Pierce’s appointment to the Board and Audit Committee, the Board updated the composition of its committees. Effective July 14, 2025, the Audit Committee of the Board is comprised of Ms. Tsingos (Chair) and Messrs. Huennekens and Pierce, the Compensation Committee of the Board is comprised of Mses. Carruthers (Chair) and Tsingos and Mr. Jain, and the Nominating and Governance Committee of the Board is comprised of Messrs. Gallahue (Chair), Huennekens, and Raskas.
In connection with Mr. Pierce’s appointment to the Board, and consistent with the Board’s current compensation arrangements for non-employee directors as described in the Company's Definitive Proxy Statement for its 2025 Annual Meeting of Stockholders, as filed with the Securities and Exchange Commission (the “Commission”) on April 24, 2025, Mr. Pierce will be eligible to receive the Company’s standard annual retainer, pro-rated for the remainder of the Company’s 2025 fiscal year. Mr. Pierce also will be eligible to receive equity awards as part of the Company’s standard compensation for non-employee directors, as well as reimbursement of expenses.

Mr. Pierce has also entered into an indemnification agreement with the Company, the form of which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

There is no arrangement or understanding between Mr. Pierce and any other person pursuant to which he was selected as a director of the Company. There are no transactions in which Mr. Pierce has an interest requiring disclosure under Item 404(a) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

Exhibit No.	Description
10.1
Form of Envista Holdings Corporation Director and Officer Indemnification Agreement (incorporated by reference to Exhibit 10.20 to Registrant’s Registration Statement on Form S-1 (Registration No. 333-232758) filed on July 22, 2019)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVISTA HOLDINGS CORPORATION

Date: July 16, 2025	By:	/s/ Mark Nance
Mark Nance
Senior Vice President, General Counsel and Secretary